UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

CIMG Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

Room R2, FTY D, 16/F, Kin Ga Industrial Building,

9 San On Street, Tuen Mun, Hong Kong

(Address of principal executive offices)

+ 852 70106695

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2025, CIMG Inc., (Nasdaq: IMG) a Nevada corporation (the “Company”), entered into a share purchase agreement (the “Share Purchase Agreement”) with certain non-U.S. investors (the “Investors”), providing for the private placement of 6,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”, or the “Shares”) of the Company in the aggregate principal amount of $1,068,480, at a purchase price of $0.17808 per share, in reliance on the registration exemptions of Regulation S of the Securities Act of 1933. The Share Purchase Agreement is expected to close on or around June 9, 2025. As of the date of this report, the Company has 30,397,418 shares of Common Stock issued and outstanding. Immediately following the closing of the Share Purchase Agreement, the Company is expected to have a total of 36,397,418 shares of Common Stock issued and outstanding.

On June 2, 2025, in connection with the Share Purchase Agreement, the Company entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”). The Company shall prepare and, as soon as practicable, in no event later than August 8, 2025 file with the Commission a registration statement on Form S-1 covering the resale of all of the registrable securities sold pursuant to the Share Purchase Agreement.

The foregoing description of the Share Purchase Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Share Purchase Agreement and the Registration Rights Agreement, which are attached hereto as Exhibits 10.1, and 10.2, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement dated June 2, 2025
10.2	Registration Rights Agreement dated June 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMG Inc.

Dated: June 5, 2025	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Chief Executive Officer